UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

NIAGEN BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37752	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 600, Los Angeles, California 90024
(Address of principal executive offices, including zip code)

(310) 388-6706
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NAGE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 18, 2025, ChromaDex, Inc. (the “Company”), a wholly owned subsidiary of Niagen Bioscience, Inc. (the “Registrant”), executed an assignment agreement (the “Agreement”) with Queen’s University Belfast (“QUB”), with an effective date of December 16, 2025. The Agreement replaces the parties’ existing intellectual property arrangements pursuant to the Joint Ownership and Management Agreement, dated October 9, 2015, as amended (the “JOMA”), and the License Agreement, dated November 23, 2015.

Under the Agreement, QUB assigned to the Company all of QUB’s right, title, and interest in the patent rights previously jointly owned or licensed to the Company under the JOMA and the License Agreement. The Agreement terminated the JOMA and License Agreement, and QUB provided a broad release of royalty, payment, accounting, and other obligations arising under those prior agreements, including the royalty obligations accrued by the Company under such agreements through 2025.

As consideration for the release and the patent assignment, the Company agreed to make certain payments to QUB over time, consisting of:

- a one-time payment of approximately $1,000,000 in lieu of accrued royalties through 2024,
- annual payments of $500,000 and £35,000 between 2026 and 2038, and
- one-time payments of $1,500,000 and $2,000,000 in 2035 and 2038, respectively.

The Agreement contains customary representations, warranties, and indemnities.

The foregoing is only a summary of the material terms of the Agreement, and does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 hereto, subject to the redactions noted therein.

Item 7.01     Regulation FD Disclosure

On December 22, 2025, the Registrant issued a press release announcing the execution of the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 and exhibit 99.1 hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Such press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Statements that are not a description of historical facts constitute forward-looking statements and may often, but not always, be identified by the use of such words as “expects,” “anticipates,” “intends” “estimates,” “plans,” “potential,” “possible,” “probable,” “believes” “seeks,” “may,” “will,” “should,” “could,” “predicts,” “projects,” “continue,” “would” or the negative of such terms or other similar expressions.

Forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those described. These risks and uncertainties include, but are not limited to, inflationary conditions and adverse economic conditions; our history of operating losses; the growth and profitability of our product sales; our ability to maintain and grow sales, marketing and distribution capabilities; changing consumer perceptions of our products; our reliance on a single or limited number of third-party suppliers; risks of conducting business in China; including unanticipated developments in and risks related to the Company’s ability to secure adequate quantities of pharmaceutical-grade Niagen in a timely manner; the Company’s ability to obtain appropriate contracts and arrangements with U.S. FDA-registered 503B outsourcing facilities required to compound and distribute pharmaceutical-grade Niagen to clinics; the Company’s ability to remain on the U.S. FDA Bulk Drug Substances Nominated for Use in Compounding Under Section 503B of the Federal Food, Drug, and Cosmetic Act Category 1 list; the Company’s ability to maintain and enforce the Company’s existing intellectual property and obtain new patents; whether the potential benefits of NRC can be further supported; further research and development and the results of clinical trials possibly being unsuccessful or insufficient to meet applicable regulatory standards or warrant continued development; the ability to enroll sufficient numbers of subjects in clinical trials; determinations made by the FDA and other governmental authorities, including with respect to products seeking to compete in our market; economic and market instability, including as a result of tariffs or trade conflicts; and the risks and uncertainties associated with our business and financial condition in general, described in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q as filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof, and actual results may differ materially from those suggested by these forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement and Niagen Bioscience undertakes no obligation to revise or update such press release to reflect events or circumstances after the date thereof.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Assignment Agreement, dated December 18, 2025, by and between ChromaDex, Inc. and Queen’s University Belfast**
99.1	Press Release Dated December 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

** Certain portions of this exhibit (indicated by bracketed asterisks) are omitted pursuant to Item 601(b)(1) of Regulation S-K because they are both not material and are the type that the Registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIAGEN BIOSCIENCE, INC.

Dated: December 22, 2025	By:	/s/ Ozan Pamir
Name: Ozan Pamir
Chief Financial Officer
(principal financial officer and duly authorized on behalf of the registrant)